                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                             ----------------------

       Date of Report (Date of earliest event reported): January 22, 2004

                                 NCO GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


          Pennsylvania                           0-21639                     23-2858652
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  (State or other jurisdiction          (Commission File Number)         (I.R.S. Employer
       of incorporation)                                              Identification Number)


                507 Prudential Road, Horsham, Pennsylvania 19044
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          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (215) 441-3000
                                                           --------------

                                Not applicable.
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Item 5. Other Events and Regulation FD Disclosure.

         On January 22, 2004, the Company issued a press release announcing that it has amended its previously announced definitive agreement to acquire RMH Teleservices, Inc. A copy of that press release is attached hereto as Exhibit
99.1. A copy of the First Amendment to Agreement and Plan of Merger is attached hereto as Exhibit 2.1. The information contained in the First Amendment to Agreement and Plan of Merger and press release is incorporated herein by reference.



Item 7. Financial Statements and Exhibits.

         (a)   Financial Statements of Businesses Acquired

         Not Applicable

         (b)   Pro Forma Financial Information

         Not Applicable

         (c)   Exhibits

         The following exhibits are filed with this Report on Form 8-K:

Number     Title
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2.1 First Amendment to Agreement and Plan of Merger by and among NCO Group, Inc., NCOG Acquisition Corporation, and RMH Teleservices, Inc., dated as of January 22, 2004.

99.1 Press Release of NCO Group, Inc. and RMH Teleservices, Inc. dated January 22, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NCO GROUP, INC.



                                By:  Steven L. Winokur
                                     ------------------------------------------
                                     Executive Vice President, Finance
                                     and Chief Financial Officer


Date: January 23, 2004